UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01.	Regulation FD Disclosure.

On September 8, 2009, Valassis Communications, Inc. (“Valassis”) issued a press release announcing that United States District Court Judge Arthur J. Tarnow formally scheduled Valassis’ Federal trial against News America Incorporated for February 2, 2010. Valassis originally filed the action in the United States District Court, Eastern District of Michigan on Jan. 18, 2006 alleging violations of the Sherman Act. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, which is hereby incorporated by reference herein.

The information furnished pursuant to this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by Valassis under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Valassis expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: September 8, 2009	Name:	Todd Wiseley
	Title:	General Counsel, Senior Vice President, Administration and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 8, 2009